BLACKROCK ETF TRUST II

iShares Floating Rate Loan Active ETF

(the “Fund”)

Supplement dated March 14, 2025

to the Statement of Additional Information of the Fund (the “SAI”), dated November 27, 2024, as supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies in the section of the Fund’s SAI entitled “Investment Objectives and Policies” as it relates to the Fund is deleted in relevant part and replaced with the following:

Asset-Backed Securities	X
Equity Securities	X
Real Estate-Related Securities	X
Securities of Smaller or Emerging Growth Companies	X
Tracking Stocks
Index Funds
Cash Flow; Expenses
Tracking Error Risk
S&P 500 Index
Russell Indexes
MSCI Indexes
FTSE Indexes
Bloomberg Indexes
ICE BofA Indexes
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X
Reverse Repurchase Agreements	X

Shareholders should retain this Supplement for future reference.

SAI-FRL-0325SUP